Bohler-Uddeholm AG
F-6 File No.  33-94474



EFFECTIVE JUNE 8, 2006,
4ADRS EQUAL 1 Ordinary
Share of Par Value Euro
2.00 each


Exhibit A to Deposit
Agreement



No.

[Sponsored-Exempt]
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents the
right to receive one-
third of an Ordinary
Bearer Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ONE THIRD OF AN ORDINARY
BEARER SHARE OF THE
PAR VALUE OF ATS 100 EACH OF
BOHLER-UDDEHOLM AG
(INCORPORATED UNDER THE LAWS
OF AUSTRIA)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
Ordinary Bearer Shares (herein
called Shares) of Bohler-
Uddeholm AG, incorporated
under the laws of the Republic
of Austria (herein called the
Issuer).  At the date hereof,
each American Depositary Share
represents the right to
receive one-third of an
Ordinary Bearer Share which is
either deposited or subject to
deposit under the deposit
agreement at the Vienna,
Austria offices of Bank
Austria AG and Creditanstalt
Bankverein (herein
collectively called the
Custodian).  The Depositarys
Corporate Trust Office is lo-
cated at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
48 Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.	THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of August
9, 1995 (herein called the
Deposit Agreement), by and
among the Issuer, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt and payment of
all taxes and governmental
charges payable in connection
with such surrender and
withdrawal of the Deposited
Securities,  and subject to
the terms and conditions of
the Deposit Agreement, the
Articles of Association of the
Issuer and the Deposited Se-
curities, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
by the delivery of cer-
tificates properly endorsed or
accompanied by proper instru-
ments of transfer and (b) any
other securities, property and
cash to which such Owner is
then entitled in respect of
this Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.

 	A Receipt surrendered for
such purposes may be required
by the Depositary to be
properly endorsed in blank or
accompanied by proper
instruments of transfer in
blank, and if the Depositary
so requires, the Owner hereof
shall execute and deliver to
the Depositary a written order
directing the Depositary to
cause the Deposited Securities
being withdrawn to be
delivered to or upon the
written order of a person or
persons designated in such
order.  Thereupon the
Depositary shall direct the
Custodian to deliver at the
Vienna, Austria office of such
Custodian, subject to Sections
2.6, 3.1 and 3.2 and to the
other terms and conditions of
the Deposit Agreement, to or
upon the written order of the
person or persons designated
in the order delivered to the
Depositary as above provided,
the amount of Deposited Se-
curities represented by the
American Depositary Shares
evidenced by such Receipt,
except that the Depositary may
make delivery to such person
or persons at the Corporate
Trust Office of the Depositary
of any dividends or
distributions with respect to
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt, or of any
proceeds of sale of any
dividends, distributions or
rights, which may at the time
be held by the Depositary.

	Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding Re-
ceipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Issuer
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.

3.	TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney,
without unreasonable delay,
upon surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose, subject to
receipt of any certifications
by the person entitled to this
Receipt upon transfer as the
Depositary and Issuer may
require in order to comply
with applicable laws.  This
Receipt may be split into
other such Receipts, or may be
combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer,
split-up, combination, or
surrender of any  Receipt or
withdrawal of any Deposited
Securities, or the adjustment
of the Depositarys records to
reflect the deposit of Shares
or any transfer, split-up,
combination, surrender or
withdrawal, the Depositary,
the Custodian, or Registrar
may require payment from the
presentor of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt.

	The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Issuer or
the Foreign Registrar, if
applicable, are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Issuer at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of Article
(23).  Without limitation of
the foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt as may be
required to pay such tax or
other governmental charge, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner hereof shall remain
liable for any deficiency.

 5.	WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any pre-emptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval,
proof of the identity of any
person legally or beneficially
interest in the Receipt and
the nature of such interest,
proof of compliance with all
applicable laws and
regulations and provisions of
or governing Deposited
Securities and the terms of
the Deposit Agreement, or such
information relating to the
registration on the books of
the Issuer or  the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the De-
positary may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  Each Owner
and holder agrees to provide
any information requested by
the Issuer or the Depositary
pursuant to this paragraph.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that all conditions
to such deposit have been
satisfied by the person
depositing such Shares under
the laws of Austria and
regulations and any necessary
approval has been granted by
any governmental body in
Austria, if any, which is then
performing the function of the
regulation of currency
exchange.

7.	CHARGES OF DEPOSITARY.
	The Issuer agrees to pay
the fees and reasonable
expenses of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Issuer
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Issuer once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

 	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Issuer
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Issuer or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of Foreign Currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to Section
2.3, 4.3 or 4.4, and the sur-
render of Receipts pursuant to
Section 2.5 or 6.2 of the De-
posit Agreement, (6) a fee not
in excess of $.02 per American
Depositary Share (or portion
thereof) for any cash distri-
bution made pursuant to the
Deposit Agreement including,
but not limited to Sections
4.1 through 4.4 thereof, and
(7) a fee for the distribution
of securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in
an amount equal to the fee for
the execution and delivery of
American Depositary Shares
referred to in clause (5)
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this clause
(7) treating all such
securities as if they were
Shares), but which securities
are instead distributed by the
Depositary to Owners.

	The Depositary, subject
to Article (8) hereof, may own
and deal in any class of
securities of the Issuer and
its affiliates and in
Receipts.

8.  PRE-RELEASE OF SHARES AND
RECEIPTS.
	Unless requested by the
Issuer to cease doing so, the
Depositary may,
notwithstanding Section 2.3 of
the Deposit Agreement, execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.2 of the Deposit
Agreement (a Pre-Release).
The Depositary may, pursuant
to Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
Pre-Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a pre-Release.
 Each Pre-Release  will be (a)
preceded or accompanied by a
written representation and
agreement from the person to
whom Receipts are to be
delivered (the Pre-Releasee)
that such pre-Releasee, or its
customer, (i) owns the Shares
or Receipts to be remitted, as
the case may be, (ii) assigns
all beneficial right, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary in its
capacity as such for the
benefit of the Owners, and
(iii) will not take any action
with respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial
ownership (including, without
the consent of the Depositary,
disposing of such Shares or
Receipts, as the case may be,
other than in satisfaction of
such Pre-Release), (b) at all
times fully collateralized
with cash or U.S. government
securities or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and
security, (c) terminable by
the Depositary on not more
than five (5) business days
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary reasonably deems
appropriate.  The number of
Shares not deposited but
represented by American
Depositary Shares which are
outstanding at any time as a
result of Pre-Releases will
not normally exceed thirty
percent (30%) of the Shares
deposited under the Deposit
Agreement; provided, however,
that the Depositary (x)
reserves the right to
disregard such limit from time
to time as it reasonably deems
appropriate and (y) may, with
the prior written consent of
the Issuer, change such limit
for purposes of general
application.  The Depositary
will also set dollar limits
with respect to Pre-Release
transactions to be entered
into under the Deposit
Agreement with any particular
Pre-Releasee on a case-by-case
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to the
Owners under the Deposit
Agreement, the collateral
referred to in clause (b)
above shall be held by the
Depositary as security for the
performance of the pre-
Releasees obligations to the
Depositary in connection with
a Pre-Release transaction,
including the Pre-Releasees
obligation to deliver Shares
or Receipts upon termination
of a Pre-Release transaction
(and shall not, for the
avoidance of doubt, constitute
Deposited Securities under the
Deposit Agreement).

	The Depositary may retain
for its own account any com-
pensation received by it in
connection with the foregoing.

9.  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however,  that the
Issuer and the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this Re-
ceipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Issuer
shall have any obligation or
be subject to any liability
under the Deposit Agreement to
any holder of this Receipt
unless such holder is the
Owner hereof.

10.  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.  REPORTS; INSPECTION OF
TRANSFER BOOKS.
	The Issuer currently
furnishes the Securities and
Exchange Commission (here-
inafter called the Commission)
with certain public reports
and documents required by
foreign law or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act of
1934.

	Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Issuer which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se-
curities by the Issuer.  The
Depositary will also, upon the
written request of any Owner,
send to such Owner copies of
such reports when furnished by
the Issuer pursuant to the De-
posit Agreement.  Any such re-
ports and communications, in-
cluding any such proxy
soliciting material, furnished
to the Depositary by the
Issuer shall be furnished in
English, to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for
the purpose of  communicating
with Owners of Receipts in the
interest of a business or
object other than the business
of the Issuer or a matter
related to the Deposit
Agreement or the Receipts.
The Depositary may close the
transfer books, upon notice to
the Issuer when other than in
the ordinary course of
business, at any time or from
time to time, when deemed
necessary by it in connection
with the performance of its
duties under the Deposit
Agreement.

12.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
or the Custodian receives any
cash dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a Foreign Currency
can in the judgment of the De-
positary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement, as
promptly as practicable after
receipt of such cash dividend
or other cash distribution
convert such dividend or
distribution into Dollars and
will as promptly as
practicable distribute the
amount thus received (net of
the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Issuer or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the Own-
ers of the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of
the Deposit Agreement, the
Depositary will, as promptly
as practicable,  cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason (including, but not
limited to, any requirement
that the Issuer or the
Depositary withhold an amount
on account of taxes or other
governmental charges) the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securi-
ties or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Section 5.9 of the Deposit
Agreement) of any such  sale
shall be distributed by the
Depositary to the Owners of
Receipts entitled thereto as
in the case of a distribution
received in cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall
if the Issuer shall so
request, distribute, as
promptly as practicable, to
the Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American De-
positary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive Foreign Cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
Foreign Currency so received
can in the reasonable judgment
of the Depositary be converted
on a reasonable basis into
Dollars and the resulting
Dollars (net of reasonable and
customary expenses incurred by
the Depositary in conversion
of Foreign Currency)  trans-
ferred to the United States,
the Depositary shall convert
or cause to be converted, as
promptly as practicable upon
its receipt of such Foreign
Currency, by sale or in any
other manner that it may
determine, such Foreign
Currency into Dollars, and
such Dollars shall be
distributed, as promptly as
practicable,  to the Owners
entitled thereto or, if the
Depositary shall have dis-
tributed any warrants or other
instruments which entitle the
holders thereof to such
Dollars, then to the holders
of such warrants and/or
instruments upon surrender
thereof for cancellation in
whole or in part depending on
the terms of such warrants or
other instruments.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars in-
curred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall, as promptly as
practicable, file such
application for approval or
license, if any, as it may
deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any
Foreign Currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the Foreign Currency (or an
appropriate document
evidencing the right to
receive such Foreign Currency)
received by the Depositary to,
or in its discretion may hold
such Foreign Currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled to
receive the same.

	If any such conversion of
Foreign Currency, in whole or
in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
Foreign Currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

14.  RIGHTS.
	In the event that the
Issuer shall offer or cause to
be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall, after
consultation with the Issuer,
 have discretion as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds (net of the fees of
the Depositary as provided in
Sections 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of Deposit
Agreement) available in
Dollars to such Owners,
provided, however, that (i) if
at the time of the offering of
any rights the Depositary
determines that it is lawful
and feasible to make such
rights available to Owners by
means of warrants or
otherwise, the Depositary
shall distribute promptly
warrants or other instruments
therefor in such form as it
may determine to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them,
respectively, or employ such
reasonable other method as it
may deem feasible in order to
facilitate the exercise, sale
or transfer of rights by such
Owners; or (ii) if at the time
of the offering of any rights
the Depositary determines that
it is not lawful or not
feasible to make such rights
available to Owners by means
of warrants or otherwise, or
if the rights represented by
such warrants or such other
instruments are not exercised
and appear to be about to
lapse, the Depositary will use
its best efforts to sell such
rights or such warrants or
other instruments at public or
private sale, at such place or
places and upon such terms as
it reasonably may deem proper,
and will allocate the proceeds
of such sales for account of
the Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other fair and
practicable basis without
regard to any distinctions
among such Owners because of
exchange restrictions, the
date of delivery of any
Receipt or Receipts or
otherwise.  Such proceeds
shall be distributed promptly
in accordance with Section
4.01 of the Deposit Agreement.
 If by the terms of such
rights offering or for any
other reason, the Depositary
may not either make such
rights available to any Owners
or dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights in respect of Deposited
Securities the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all Owners or to certain
Owners but not to other
Owners, the Depositary may,
and at the request of the
Issuer, shall  distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such  Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Issuer to the
Depositary that (a) the Issuer
has elected in its sole dis-
cretion to permit such rights
to be exercised and (b) such
Owner has executed such
documents as the Issuer has
determined in its sole
discretion are reasonably
required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Issuer shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

	If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American De-
positary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees of the De-
positary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of this Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange re-
strictions or the date of
delivery of any Receipt or
otherwise.

	The Depositary will not
offer rights to Owners unless
both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act  of 1933
with respect to a distribution
to Owners or are registered
under the provisions of such
Act.  If an Owner of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such dis-
tribution unless it has
received an opinion from
recognized counsel in the
United States for the Issuer
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

	The Depositary shall not
be responsible for any failure
to determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.

15.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date which shall be the date
as the record date applicable
to the Deposited Securities,
if any, or as close thereto as
practicable (a) for the
determination of the Owners of
Receipts who shall be (i)
entitled to receive such divi-
dend, distribution or rights
or the net proceeds of the
sale thereof or (ii) entitled
to give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

16.	VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Issuer, the
Depositary shall, as soon as
practicable thereafter, mail
to the Holders of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, and
(b) a statement that the Hold-
ers of Receipts as of the
close of business on a
specified record date will be
entitled, subject to any ap-
plicable provision of law and
of the Articles of Association
of the Issuer, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares.  Upon the
written request of a Holder of
a Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary  shall in so far as
practicable vote or cause to
be voted the amount of Shares
or other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request;
provided however, the
Depositary shall not vote
fractions of Shares and
provided further, the
Depositary shall exercise the
right to vote in accordance
with applicable law as from
time to time instructed by the
Issuer.  The Depositary shall
not vote or attempt to
exercise the right to vote
that attaches to the Shares or
other Deposited Securities,
other than in accordance with
such instructions, and if the
Depositary does not receive
instructions from an Owner on
or before the date established
by the Depositary for such
purpose, the Depositary shall
not vote the Deposited
Securities.

17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Issuer or
to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent, in
addition to existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion, unless
additional Receipts are
delivered pursuant to the fol-
lowing sentence.  In any such
case the Depositary may, and
shall if the Issuer shall so
request, execute and deliver
additional Receipts as in the
case of a dividend on the
Shares, or call for the sur-
render of outstanding Receipts
to be exchanged for new Re-
ceipts specifically describing
such new Deposited Securities.

18.  LIABILITY OF THE ISSUER
AND DEPOSITARY.
	Neither the Depositary
nor the Issuer nor any of
their respective directors,
employees, agents or
affiliates shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States, Austria or any
other country, or of any other
governmental or regulatory
authority or stock exchange,
including NASDAQ, or by reason
of any provision, present or
future, of the Articles of
Association of the Issuer or
the Deposited Securities, or
by reason of any act of God or
war or other circumstances be-
yond its control, the
Depositary or the Issuer shall
be prevented, delayed or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the De-
posit Agreement or the
Deposited Securities it is
provided  shall be done or
performed; nor shall the
Depositary or the Issuer or
any of their respective
directors, employees, agents
or affiliates incur any
liability to any Owner or
holder of a Receipt by reason
of any non-performance or
delay, caused as aforesaid, in
the performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement or the Articles of
Association of the Issuer.
Where, by the terms of a
distribution pursuant to Sec-
tions 4.1, 4.2, or 4.3 of the
Deposit Agreement, or an of-
fering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, because of
applicable law or for any
other reason, such
distribution or offering may
not be made available to
Owners of Receipts, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds avail-
able to such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Issuer nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
in good faith and without
negligence.  The Depositary
shall not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Issuer
shall be under any obligation
to appear in, prosecute or de-
fend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Issuer
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information
including, but not limited to,
any such action or nonaction
based upon any written notice,
request, direction or other
document believed by it to be
genuine and to have been
signed or presented by the
proper party or parties.  The
Depositary shall not be re-
sponsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connec-
tion with a previous act or
omission of the Depositary or
in connection with a matter
arising wholly  after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations in good faith
without negligence while it
acted as Depositary.  The
Issuer agrees to indemnify the
Depositary, its directors,
employees, agents and affili-
ates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the reasonable
fees and expenses of counsel)
which may arise out of acts
performed or omitted, in
accordance with the provisions
of the Deposit Agreement and
of the Receipts, as the same
may be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any li-
ability or expense arising out
of (x) the negligence of any
of them or the failure of any
of them to act in good faith
or (y) information relating to
the Depositary or the
Custodian, as applicable,
furnished in writing to the
Issuer by the Depositary or
the Custodian, as applicable,
expressly for use in any
registration statement, proxy
statement, prospectus
(placement memorandum or
offering circular) or
preliminary prospectus
(preliminary placement
memorandum or preliminary
offering circular) relating to
the Shares or omissions from
such information or (ii) by
the Issuer or any of its
directors, employees, agents
and affiliates.  No disclaimer
of liability under the
Securities Act of 1933 is in-
tended by any provision of the
Deposit Agreement.

	The Issuer shall not
incur any liability or expense
(including, without
limitation, the reasonable
fees and expenses of counsel)
to the Depositary or to the
Owners or holders of Receipts
as a result of actions taken
by the Depositary pursuant to
Section 2.9 of the Deposit
Agreement to the extent such
liability or expense arises
solely and exclusively out of
a Pre-Release (as defined in
Section 2.9 of the Deposit
Agreement) of a Receipt or
Receipts in accordance with
Section 2.9 of the Deposit
Agreement and which would not
otherwise have arisen had such
Receipt or Receipts not been
the subject of a Pre-Release
pursuant to Section 2.9 of the
Deposit Agreement; provided,
however, that the limitation
of liability provided in the
preceding paragraph shall
apply to any such liability or
expense (i) to the extent that
such liability or expense
would have arisen had a
Receipt or Receipts not been
the subject of a Pre-Release,
or (ii) which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum or
offering circular), or pre-
liminary prospectus (or
preliminary placement
memorandum or preliminary
offering circular) or sale of
American Depositary Shares,
except to the extent any such
liability or expense arises
out of (i) information relat-
ing to the Depositary or  any
Custodian (other than the Is-
suer), as applicable, fur-
nished in writing and not
materially changed or altered
by the Issuer expressly for
use in any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.

	The Depositary has agreed
to indemnify the Issuer, its
directors, employees, agents
and affiliates and hold them
harmless from any liability or
expense (including, without
limitation, the reasonable
fees and expenses of counsel)
which may arise out of acts
performed or omitted by the
Depositary or its Custodian or
their respective directors,
employees, agents and affili-
ates due to negligence or
failure to act in good faith.

	Any person seeking
indemnification hereunder (an
Indemnified Person) shall
promptly notify the person
from whom it is seeking
indemnification (the
Indemnifying Person) of
commencement of an
indemnifiable action or claim
after the Indemnified Person
becomes aware of such action
or claim, and the Indemnified
Person shall cooperate in good
faith with the Indemnifying
Person as to the defense of
such action or claim, which
defense shall be reasonable
under the circumstances.  No
Indemnified Person shall
compromise or settle any
action or claim without the
consent of the Indemnifying
Person.

	The obligations set forth
in this Article (19) and
Section 5.8 of the Deposit
Agreement shall survive the
succession or substitution of
any Indemnifying Person.

	No disclaimer of
liability under the Securities
Act is intended by any
provision hereunder or under
the Deposit Agreement.

19.  RESIGNATION AND REMOVAL
OF THE DEPOSITARY.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Issuer, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Issuer by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians subject to prior
notice to and consent of the
Issuer, such consent not to be
unreasonably withheld.

 20.  AMENDMENT.
	The form of the Receipts
and any provisions of the De-
posit Agreement may at any
time and from time to time be
amended by agreement between
the Issuer and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

21.  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at
any time at the direction of
the Issuer terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts
then outstanding at least 30
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Issuer and the Owners of
all Receipts then outstanding
if at any time 60 days shall
have expired after the
Depositary shall have
delivered to the Issuer a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in
Section 5.4 of the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt, will upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts re-
ferred to in Section 2.5 of
the Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
will be entitled to delivery,
to him or upon his order, of
the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, and shall
not give any further notices
or perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
 Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the De-
positary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been sur-
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except as provided in Section
5.8 of the Deposit Agreement.
 Upon the termination of the
Deposit Agreement, the Issuer
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
under Sections 5.8 and 5.9 of
the Deposit Agreement.

22.	DISCLOSURE OF INTERESTS.
	The Issuer may from time
to time request Owners to pro-
vide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously interested in such
Receipts and the nature of
such interest.  Each Owner
agrees to provide any
information requested by the
Issuer or the Depositary
pursuant to Section 3.4 of the
Deposit Agreement.  The
Depositary agrees to comply
with reasonable written
instructions received from the
Issuer requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Issuer any such
responses to such requests re-
ceived by the Depositary.

23.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding anything
in the Deposit Agreement to
the contrary, the Issuer and
the Depositary each agrees
that it will not exercise any
rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery of
Deposited Securities in a
manner which would violate the
U.S. securities laws,
including, but not limited to,
Section I.A.(1) of the General
Instructions to the Form F-6
Registration Statement,  as
amended from time to time,
under the Securities Act of
1933.

(..continued)



















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